                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

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                         SECURITIES EXCHANGE ACT OF 1934

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    Rule 14a-6(e)(2))
 X  Definitive Proxy Statement
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                          Metropolitan Financial Corp.
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)


            --------------------------------------------------------
    (Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                      [METROPOLITAN FINANCIAL CORP. LOGO]
                          METROPOLITAN FINANCIAL CORP.
                            22901 MILLCREEK BOULEVARD
                           HIGHLAND HILLS, OHIO 44122

                                                                  March 22, 2002



Dear Shareholder:

        On behalf of the Board of Directors, I cordially invite you to attend the 2002 Annual Meeting of Shareholders of Metropolitan Financial Corp., which will be held at our executive offices, 22901 Millcreek Boulevard, Highland Hills, Ohio, at 9:00 a.m., local time, on Tuesday, April 23, 2002.

        All holders of record of shares of Common Stock of Metropolitan Financial Corp. as of March 11, 2002, are entitled to notice of and to vote at the 2002 Annual Meeting.

        As described in the accompanying Notice and Proxy Statement, you will be asked to vote on two proposals: 1) election of three directors to serve for three-year terms expiring in 2005; and 2) ratification of the appointment of independent auditors for 2002.

        The accompanying Notice and Proxy Statement and the Annual Report for the year ended December 31, 2001, are being mailed to shareholders on or about March 25, 2002.

        Your vote is very important, regardless of the number of shares you own. I urge you to complete, sign, and date each proxy card you receive and return it as soon as possible in the postage-paid envelope provided, even if you currently plan to attend the 2002 Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Thank you for your consideration of these matters and please vote today.

                                         Sincerely,



                                         ROBERT M. KAYE
                                         Chairman of the Board

                      [METROPOLITAN FINANCIAL CORP. LOGO]
                          METROPOLITAN FINANCIAL CORP.
                            22901 Millcreek Boulevard
                           Highland Hills, Ohio 44122


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON
                                 APRIL 23, 2002


         The Annual Meeting of Shareholders of Metropolitan Financial Corp. will be held at 22901 Millcreek Boulevard, Highland Hills, Ohio, on Tuesday, April 23, 2002, at 9:00 a.m., local time, for the following purposes:

         1. To elect three directors to serve for three-year terms expiring in 2005.

         2. To ratify the appointment of Crowe, Chizek and Company LLP as Metropolitan Financial Corp.'s independent auditors for the fiscal year ending December 31, 2002.

         3. To transact such other business as may properly come before the 2002 Annual Meeting or any postponement or adjournment thereof.

         The Board of Directors has selected March 11, 2002, as the record date for the Annual Meeting. Only those shareholders of record at the close of business on that date will be entitled to notice of and to vote at the 2002 Annual Meeting or any postponement or adjournment thereof.

-------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
     PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE
-------------------------------------------------------------------------------



                                        By Order of the Board of Directors


                                        MALVIN E. BANK
                                        Secretary

March 22, 2002

                                TABLE OF CONTENTS


VOTING INFORMATION FOR THE ANNUAL MEETING ..........................................................        1

PROPOSAL 1      ELECTION OF DIRECTORS ..............................................................        2
                Nominees for Terms that Expire at the 2005 Annual Meeting ..........................        2
                BOARD'S RECOMMENDATION .............................................................        2
                Continuing Directors ...............................................................        3
                Board Information ..................................................................        4
                Certain Transactions ...............................................................        6
                Audit Committee Report .............................................................        6
                Compensation Committee Report on Executive Compensation ............................        8
                Performance Graph ..................................................................       10
                Executive Compensation and Other Information .......................................       11
                Summary Compensation Table .........................................................       11
                Option / SAR Grants in Last Fiscal Year ............................................       12
                Section 16(a) Beneficial Ownership Reporting Compliance ............................       12
                Employment Contract ................................................................       13
                Metropolitan Share Ownership .......................................................       13
                Certain Beneficial Owners ..........................................................       14
                Change in Control ..................................................................       14

PROPOSAL 2      RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS ................................       14
                BOARD'S RECOMMENDATION .............................................................       15

GENERAL         2003 Shareholder Proposals .........................................................       16
                Voting Procedures ..................................................................       16
                General Information ................................................................       16
                Voting Your Proxy Card .............................................................       16
                Revoking Your Proxy ................................................................       16

                       [METROPOLITAN FINANCIAL CORP.LOGO]

                          METROPOLITAN FINANCIAL CORP.
                            22901 Millcreek Boulevard
                           Highland Hills, Ohio 44122
                           ---------------------------

                                 PROXY STATEMENT
                           ---------------------------

                    VOTING INFORMATION FOR THE ANNUAL MEETING

            ANNUAL MEETING  April 23, 2002                                      Corporate Headquarters
                DATE, TIME  9:00 a.m., EDT,                                     22901 Millcreek Boulevard
                AND PLACE:  and at any postponement                             Highland Hills, OH  44122
                            or adjournment thereof

                RECORD DATE:  The close of business on March 11, 2002. If you were a shareholder at that time, you may vote at the meeting. Each share is entitled to one vote. You may not cumulate votes. On the record date, we had 8,134,471 shares of our common stock outstanding.

                PROPOSALS:    1.  To elect three directors to serve for
                                  three-year terms expiring in 2005;

                              2. To ratify the selection of Crowe, Chizek and Company LLP as our independent auditors for the fiscal year ending December 31, 2002; and

                              3.  To transact any other proper business.

                  PROXIES:    The proxy card authorizes Robert M. Kaye, Kenneth
                              T. Koehler and Malvin E. Bank, and each of them, with full power of substitution, as proxies to vote at the annual meeting as you designate on the proxy card. Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "For" the Board's nominees and "For" proposal 2. The Board or proxy holders will use their discretion on other matters. If a nominee cannot or will not serve as a director, the Board or proxy holders will vote for a person whom they believe will act in the best interests of Metropolitan.

     PROXIES SOLICITED BY:    The Board of Directors

             MAILING DATE:    Approximately March 25, 2002

      REVOKING YOUR PROXY:    You may revoke your proxy before it is voted at
                              the 2002 Annual Meeting by following the procedures listed on page 16 under "Voting
                              Procedures/Revoking Your Proxy."


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
     PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

          BOARD STRUCTURE:  The Board has 11 directors.  The directors are divided into three classes. At each annual meeting, the term of one class expires.
                            Directors in each class serve for three-year terms. Each director of Metropolitan Financial Corp. ("Metropolitan" or "Company") also serves as a director of its largest subsidiary, Metropolitan Bank and Trust Company ("Bank").

           BOARD NOMINEES:  Each of the Board's nominees for terms expiring in 2005 currently serves as a director. Each nominee has agreed to serve if elected.

NOMINEES FOR TERMS THAT EXPIRE AT THE 2005 ANNUAL MEETING

                 MALVIN E.  Mr. Bank has served as a Director and as Secretary
                      BANK of Metropolitan and as Secretary of the Bank since 1991. In 2000, Mr. Bank was elected Vice Chairman
       Director since 1991  of Metropolitan and the Bank. Mr. Bank also serves
                            as Assistant Treasurer of Metropolitan.   Mr. Bank
                            is General Counsel of The Cleveland Foundation. Previously, Mr. Bank was a senior partner with the Cleveland law firm of Thompson Hine LLP for more than five years. Mr. Bank also serves as a director of Oglebay Norton Company and as a trustee of Case Western Reserve University, The Holden Arboretum, Chagrin River Land Conservancy, Cleveland Center for Research in Child Development, Hanna Perkins School, and numerous other civic and charitable organizations and foundations. Age 71.


                 ROBERT M.  Mr. Kaye has served as Chairman and Chief Executive
                      KAYE Officer of Metropolitan and the Bank since 1987. He has also served as President of Planned Residential Communities, Inc. since 1960. Planned Residential
       Director since 1987  Communities, Inc. is actively engaged in every aspect of multifamily housing from new
                            construction and rehabilitation to acquisition and management. Mr. Kaye serves as a member of the Board of Directors of Community Bank of New
                            Jersey. He has also been a member of the Board of Trustees and Corporate Council of the Cleveland Museum of Art, a member of the Board of Directors of Neighborhood Progress, Inc., Chairman of the Board of Directors of New Village Corp., and has been a member of the Board of Trustees of the College of New Jersey since 1980 and of The Peddie School since 1988. Age 65.


                  DAVID P.  Mr. Miller has served as a Director of Metropolitan
                    MILLER and the Bank since 1992. Mr. Miller also serves as Treasurer and Assistant Secretary of Metropolitan. Since 1986, Mr. Miller has been the Chairman and
       Director Since 1992  Chief Executive Officer of Columbia National Group,
                            Inc., a Cleveland-based scrap and waste materials wholesaler and steel manufacturer. He is currently commissioner of the Ohio Lottery. Age 69.


                   BOARD'S  THE BOARD UNANIMOUSLY RECOMMENDS ELECTION OF THE
            RECOMMENDATION  ABOVE NOMINEES FOR DIRECTORS WHOSE TERMS EXPIRE AT
                            THE 2005 ANNUAL MEETING.

CONTINUING DIRECTORS

DIRECTORS WHOSE TERMS EXPIRE AT THE 2003 ANNUAL MEETING


                   LOIS K. Ms. Goodman has served as a Director of GOODMAN Metropolitan and the Bank since 1994. Since 1990, she has been President of the Work & Family
                            Consulting Group, Inc., a consulting service for employers on managing working families. Ms. Goodman
       Director Since 1994  is also a member of the Board of Trustees for the
                            Cleveland Opera, the Jewish Community Federation, Starting Point, Eldred Theater and The Montefiore Home (including serving as its immediate Past President). Age 68.


    MARGUERITE B. HUMPHREY  Ms. Humphrey has served as a Director of
                            Metropolitan and the Bank since 1994. Ms. Humphrey developed and implemented workshops for trustee education for the Cultural Arts Trustee Forum at the
       Director Since 1994  Cleveland Mandel Center from 1992 to 1995.  She is a trustee for Appollo's Fire, the Cleveland Council on World Affairs, the Cleveland Institute of Music, the Musical Arts Association, Rainbow Babies and Children's Hospital and the Cleveland Zoological Society. Ms. Humphrey is a past trustee of the American Symphony Orchestra League. Age 60


                KENNETH T.  Mr. Koehler joined Metropolitan in January 1999 as
                   KOEHLER Executive Vice President. He has served as President and Chief Operating Officer since October 1999. Prior to that, Mr. Koehler served as President and Chief Executive Officer of United Heritage Bank, Edison, NJ, a de-novo $40 million
       Director Since 1999  community bank, from February 1998 to January 1999, where he was responsible for all areas of operations. From 1994 to February 1998, Mr. Koehler served as President of Golden City Commercial Bank, New York, NY, an $80 million community bank, where he was responsible for all areas of operations. Mr. Koehler's previous experience also includes serving as President and Chief Executive Officer of Dollar Dry Dock Bank, a $5 billion financial institution headquartered in White Plains, NY, and as Executive Vice President of RI Hospital Trust National Bank, a $4.0 billion subsidiary of Bank of Boston, Providence, RI. Mr. Koehler is currently a Trustee of the Catholic Charities Corporation of the Diocese of Greater Cleveland, a Trustee of the Great Lakes Theater Festival and a Trustee of the Diabetes Association of Greater Cleveland. He has also served as a director of Cumberland Farms/Gulf Oil Company and as a trustee of Providence Performing Arts Association and Catholic Charities Annual Appeal, Diocese of Rhode Island. Age 55.


                ALFONSE M.  Mr. Mattia has served as a consultant to the Bank
                    MATTIA since 1987 and as a Director of Metropolitan and the Bank since 1996. He is a Certified Public Accountant and a founding partner of Amper, Politziner & Mattia, a regional public accounting and consulting firm. Mr. Mattia is a charter member
       Director Since 1996  of the Rutgers University Family Business Forum, a
                            member of the Harvard Business School Club of New York and a member of several senior committees of the American Institute of Certified Public Accountants. Age 60.

DIRECTORS WHOSE TERMS EXPIRE AT THE 2004 ANNUAL MEETING

       ROBERT R. BROADBENT  Mr. Broadbent has served as a Director of
                            Metropolitan and the Bank since 1992. From 1984 to 1989, Mr. Broadbent served as Chairman and Chief Executive Officer of The Higbee Company, a Cleveland-based clothing and housewares retailer. Mr. Broadbent served as the Chairman of
       Director Since 1994  the Rock and Roll Hall of Fame Museum, Inc. until
                            May 1994 and is now on the advisory board. Mr. Broadbent also serves as a director of PICO Holdings, Inc., as well as a trustee of the Murphy Foundation. Age 80.

       MARJORIE M. CARLSON  Ms. Carlson has served as a Director of
                            Metropolitan and the Bank since 1994. She is the retired Director of Development for The Cleveland Foundation. Ms. Carlson is a member of the Board
       Director Since 1994  of Trustees of the College of Wooster, Playhouse
                            Square Foundation, The Gund Foundation and Exuma Foundation. Age 61.

                  JAMES A.  Mr. Karman has served as a Director of Metropolitan
                    KARMAN and the Bank since 1992. Mr. Karman has been affiliated with RPM, Inc., a manufacturer of protective coatings, sealants and specialty chemicals, since 1963. From 1978 to 1999, Mr. Karman served as President and Chief Operating
       Director Since 1992  Officer of RPM, Inc., and in 1999 was elected its
                            Vice Chairman. Mr. Karman serves as a member of the Board of Directors of RPM, Inc., A. Schulman, Inc. and Shiloh Industries, Inc. In addition, Mr. Karman serves as a member of the Board of Trustees of the Boys & Girls Club of Cleveland and The Western Reserve Historical Society, a member of the Board of Visitors of the University of Wisconsin Business School and is a member of the Corporate Council and Finance Committee of the Cleveland Museum of Art. Age 64.


                  RALPH D.  Mr. Ketchum has served as a Director of Metropolitan
                   KETCHUM and the Bank since 1991. Since 1987, Mr. Ketchum has been President of RDK Capital Inc., a general partner in a partnership formed for the purposes of acquiring and managing companies serving the aircraft industry. Before joining RDK Capital Inc.,
       Director Since 1991  he was a Senior Vice President and Group Executive
                            for the General Electric Company, Lighting Group. Mr. Ketchum is also a member of the Board of Directors of Lithium Technologies, Inc. Age 75.


BOARD INFORMATION

                     BOARD  During 2001, the Metropolitan Board held four
                  MEETINGS regular quarterly meetings six special meetings. Each director attended at least 75% of his or her Metropolitan Board meetings except for Mr. Mattia, who attended 60% of the meetings.


                            Each Metropolitan director also serves as a director of the Bank. The Bank's Board held 12 regular monthly meetings in 2001. The Bank's Board has also established several committees, including an Audit Committee and a Compensation and Organization Committee. The Bank Board Committees perform the same functions for the Boards of Directors of both Metropolitan and the Bank. Each director attended at least 75% of his or her Bank Board and committee meetings.

    BANK BOARD COMMITTEES   The Audit Committee recommends appointment of
                            Metropolitan's independent auditors. It also receives and approves reports and plans, accounting policies and financial statements. The committee oversees Metropolitan's internal audit function and reviews our internal control and audit systems with management and the independent auditors. The Audit
                            Committee held 11 meetings in 2001. Present members:
                            Messrs. Miller (Chair), Broadbent, Karman and
                            Mattia.

                            The Compensation and Organization Committee reviews and recommends compensation with respect to Metropolitan's Chairman of the Board and President and the Bank's Executive Vice Presidents. The committee held two meetings during 2001. Present members: Messrs. Ketchum (Chair) and Kaye, Ms. Carlson and Ms. Humphrey.

                            A Stock Option Committee was formed in February 2001 to have concurrent authority with the Board of Directors on matters relating to stock options under Metropolitan's 1997 Stock Option Plan. The Stock Option Committee did not meet during 2001. Rather, stock option grants were approved by the entire Board during 2001. The members of the Stock Option Committee are Mr. Ketchum (Chair), Ms. Carlson and Ms. Humphrey.

                            The Bank Board of Directors established a Corporate Governance Committee in March 2000. During 2001, the Corporate Governance Committee was merged into the Compliance Committee of the Bank's Board of Directors. In addition to other duties, the Compliance Committee functions as the standing Nominating Committee for Metropolitan and the Bank. The Compliance Committee met five times during 2001.
                            Members: Ms. Goodman (Chair), Mr. Bank, Ms. Carlson, Ms. Humphrey and Mr. Ketchum.

                            The required procedures to be nominated as a director are found in Metropolitan's Amended and Restated Code of Regulations (the "Regulations"). Only those persons nominated according to the Regulations are eligible to be elected. All nominations must be in writing and given to our Corporate Secretary between 60 and 90 days before the annual shareholders meeting. However, if we give less than 75 days prior notice (either to our shareholders or by public disclosure) of the annual shareholders meeting, then you have 15 days from the date we gave the prior notice to make your nomination. The prior notice is given when mailed.

                            All nominations must include the following information about the proposed nominee: the nominee's (a) name, age, business, and residence address; (b) principal occupation or employment for the last five years; (c) beneficial ownership, by class and number, of Metropolitan common shares and other Metropolitan securities; (d) other positions held as a director, officer, partner, employee or controlling shareholder of any corporation or other business entity; (e) prior position as a director, officer or employee of a depository institution or any company controlling a depository institution, if any; (f) certain information which would be required to be disclosed in a proxy statement; and (g) written consent to serve if nominated or elected. The nomination must also contain information about the shareholder making the nomination, including:
                            (a) the shareholder's name and record address; (b) a statement that the shareholder is a record holder entitled to vote at the annual meeting; (c) a description of any arrangement or understandings between the shareholder and the nominee and any other person(s) must be described (including naming such person(s)); and (d) the shareholder's beneficial ownership, by class and number of shares, of Metropolitan common shares.

   BANK BOARD COMPENSATION  Except for Messrs. Kaye and Koehler, directors of the Bank receive a monthly retainer of $1,000. Except for Messrs. Bank and Koehler, directors of the Bank receive a $500 attendance fee for each Bank Board meeting attended. As Chairman of the Bank's Executive Committee, Mr. Bank also receives $9,167 per month. Otherwise, directors receive no fees or other retainers for serving on Metropolitan's Board, or on any of the Board committees of Metropolitan or the Bank.

CERTAIN TRANSACTIONS

                   BANKING  The Bank has had banking transactions, including
              TRANSACTIONS  loans, with Metropolitan's and the Bank's directors, officers, shareholders and associates, and expects these transactions to continue into the future. The transactions are in the ordinary course of the business of the Bank and are on substantially the same terms, including interest rates and collateral on loans, prevailing at the time for comparable transactions with other persons. The transactions do not involve more than the normal risk of collectability or present other terms unfavorable to the Bank.

               LOAN TO THE  On December 28, 2001, Mr. Kaye made a $2,000,000
                   COMPANY loan to Metropolitan, which loan was evidenced by a promissory note dated December 28, 2001. The promissory note in favor of Mr. Kaye matures on the earlier of the closing of the pending stock rights and concurrent/public offering or transactions
                            March 31, 2002, and bears no interest. $1,000,000 of the loan made by Mr. Kaye to Metropolitan was used by Metropolitan to make a scheduled principal payment on Metropolitan's commercial bank loan on December 28, 2001. The commercial bank loan required that a principal payment be made by December 31, 2001 and bears an interest rate of the commercial prime rate which was 4.75% as of December 31, 2001. The remaining amount of the loan made by Mr. Kaye to Metropolitan, approximately $1,000,000, was used by Metropolitan to pay dividends to the holders of Metropolitan's trust preferred securities. The Company expects to use the net proceeds of its rights and concurrent public offering transactions to repay the promissory note.


                             AUDIT COMMITTEE REPORT

                      AUDIT  In accordance with its written charter adopted by
                  COMMITTEE  the Bank's Board of Directors, the Audit Committee
                   FUNCTION assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Metropolitan and the Bank. The Audit Committee's charter grants it unrestricted access to Bank documents and personnel. The Audit Committee oversees the Bank's relationships with its independent auditors, reviews the Bank's accounting practices and their application, reviews the Bank's financial statements, including both interim and annual financial statements, accompanying auditors' opinions and management letters and any other financial reports requiring Board approval prior to filing with the Securities and Exchange Commission. The Audit Committee reviews the Bank's Loan Review Department's work (including loan ratings, delinquencies, exposure limits, etc.) on a scheduled basis. In addition, the Bank's internal audit function reports directly to the Audit Committee.

                   AUDIT    Each of the members of the Audit Committee is either
               COMMITTEE    independent as defined in the applicable listing
                  MEMBER    standards of the National Association of Securities
            INDEPENDENCE    Dealers ("NASD") or has been appointed to serve on
                            the Audit Committee by the Bank's Board of Directors in accordance with Rule 4460(d)(2)(B) of NASD's listing standards (the "Rule"). Mr. Miller serves as the non-employee Treasurer of Metropolitan. While
                            Mr. Miller earns no salary or other compensation for serving as Metropolitan's non-employee Treasurer,
                            NASD's listing standards technically deem Mr. Miller not to be independent within the meaning of the applicable rule. Because of this and pursuant to the Rule, the Board of Directors appointed Mr. Miller to serve as Chairman of the Audit Committee for the following reasons: 1) as chairman and president of a number of privately-held companies, Mr. Miller possess a great deal of knowledge and experience of financial, business and other matters; and, 2) the Board of Directors has always valued the insight, comments and direction provided by Mr. Miller's experience and judgement on matters presented to it over the years, and desires to continue to benefit from Mr. Miller's participation in its Audit
                            Committee matters.


  AUDIT COMMITTEE REPORT    As a part of the normal conduct of its duties, the
                            Bank's Audit Committee:

                            - reviewed and discussed the audited financial statements for the year ending December 31, 2001 with members of management.

                            - discussed with Metropolitan's independent auditors, Crowe, Chizek and Company LLP, the matters discussed by SAS 61.

                            - received the written disclosures and the letter from Crowe, Chizek and Company LLP required by Independence Standards Board Standard No. 1 and discussed with Crowe, Chizek and Company LLP the degree of its independence.

                            Based upon the above review and discussions, the Audit Committee recommended to Metropolitan's Board of Directors that the audited financial statements be included in Metropolitan's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the SEC.

                                                        THE AUDIT COMMITTEE

                                                        David P. Miller, Chair
                                                        Robert R. Broadbent
                                                        James A. Karman
March 19, 2002                                          Alfonse M. Mattia

                        COMPENSATION COMMITTEE REPORT
                          ON EXECUTIVE COMPENSATION

                   THE     The Compensation and Organization Committee (the
             COMMITTEE     "Committee") of the Bank's Board of Directors reviews
                           all issues pertaining to the compensation of the Bank's Chief Executive Officer and President and the
                           Bank's Executive Vice Presidents. The Committee submits its recommendations concerning compensation to the full Board of Directors of the Bank for approval.

                OVERALL    The overriding objectives of the Committee are to
             OBJECTIVES    motivate employees to accomplish goals desired by
                           Metropolitan and the Bank. During 2001, those goals included:

                           -   Increasing the Bank's net income.

                           - Increasing the Bank's risk-based capital ratio from "adequately capitalized" to "well capitalized."

                           -   Increasing the Bank's retail deposits.

                           - Attracting, retaining and motivating executives and key employees with competitive compensation opportunities.

                           - Balancing short-term and long-term strategic goals.

                           - Rewarding performance that furthered the goal of strengthening Metropolitan's and the Bank's balance sheets.

                           - Addressing the concerns of shareholders, employees, the financial community and the general public.

            COMPETITIVE    As an overall evaluation tool used in setting the
                 MARKET    compensation for the Chief Executive Officer and
                 REVIEW    President, the Committee reviews a bank compensation
                           survey prepared annually by the accounting firm of Crowe, Chizek and Company LLP. By studying this report, the Committee is able to review compensation levels and structures for banks with characteristics similar to the Bank. The Committee gives particular weight to banks with similar geographic location and similar asset size. The companies listed in the selected peer group used in developing the following performance graph include companies included in the bank compensation survey prepared by Crowe, Chizek and Company LLP.

     BANK'S PERFORMANCE    The base salary and bonus of the Chief Executive
                AFFECTS    Officer, President and the Executive Vice Presidents
              EXECUTIVE    are reviewed annually. In making its determinations
           COMPENSATION    concerning salary and bonuses, the Committee
                           evaluates the executive's level of responsibility and performance. In the past, the Committee has also taken the performance of the Bank into account by measuring the Bank's financial performance for the previous year in light of the internal projections and forecasts prepared by management for the period.
                           In addition, 2001 presented unique challenges to the Bank that required management resources in areas that, while not directly impacting the Bank's ability to meet its 2001 goals, nevertheless were important to the future direction of the Company and the Bank.
                           It is the Committee's belief that management's continuing efforts in those areas are important to the Company and the Bank and, therefore, are worthy of recognition by the Committee.

                MR. KAYE Mr. Kaye's salary has traditionally been set by the Committee at a level competitive with salaries of chief executive officers of banks of similar geographic location and asset size. Mr. Kaye's base salary and bonus for 2001 were $485,558 and $30,000, respectively. This increase from 2000 was based in part on Mr. Kaye's business planning and entrepreneurial skills, vision, judgment and leadership as well as his attention to detail. Mr. Kaye was also instrumental in directing and overseeing the Company's and Bank's efforts in response to their respective supervisory agreements and in the Company's rights offering.

             MR. KOEHLER   Mr. Koehler's leadership during 2001 proved
                           invaluable in positioning the Company and the Bank to redirect the focus and efforts necessary to implement the necessary changes to address the lingering effects from previous years and to position the Company and Bank to improve future performance. The
                           Bank's Board, upon the recommendation of the Committee, paid Mr. Koehler an annual salary of $299,245. In recognition of Mr. Koehler's efforts in implementing the changes necessary to address the issues facing the Bank, the Committee determined that Mr. Koehler should receive a bonus, but that the amount of the bonus should be tempered to reflect the Company's actual operating performance during 2001.
                           As such, the Committee awarded Mr. Koehler a bonus of $70,000 for 2001, which was a reduction of 19% from that of 2000. While Mr. Koehler's bonus is also based in part on a recommendation by Mr. Kaye, the determination of the bonus amount is completely within the discretion of the Committee.

                   OTHER   During 2001, the salary portion of compensation
                   NAMED   earned by the other named executive officers, Donald
               EXECUTIVE   F. Smith and Leonard D. Kichler, was determined by
                OFFICERS   the Committee, after consultation with the Chief
                           Executive Officer and the President. The salaries of Messrs. Smith and Kichler were set at a level competitive with the salaries of officers fulfilling the same responsibilities for banks of similar geographic location and asset size. In addition to his salary of $209,615, Mr. Smith earned a bonus of $12,500 for his efforts during 2001. Mr. Kichler earned a 2001 bonus of $22,500 in addition to his salary of $188,654. Although the bonuses for both
                           Messrs. Smith and Kichler are also based in part on a recommendation by Messrs. Kaye and Koehler, the determination of the bonus amounts is completely within the discretion of the Committee.

                   STOCK   The Committee believes that the Chief Executive
                  OPTION   Officer, the other executive officers and certain
              INCENTIVES   other officers and key employees of Metropolitan and
                           the Bank will be motivated, and their financial interests will be more closely aligned with those of Metropolitan's shareholders, with an award of stock options. During 2001, the Board of Directors made grants aggregating 101,500 of stock options. All grants were based on the grantee's historical and/or anticipated contributions to the long-term financial and operational results of Metropolitan. The aggregate number of shares underlying the options, option price, and vesting terms may vary based on the Committee's judgment as to the best form of long-term motivation under the particular circumstances.

                                     THE COMPENSATION AND ORGANIZATION COMMITTEE

                                                        Ralph D. Ketchum, Chair
                                                        Robert M. Kaye
                                                        Marjorie M. Carlson
                  March 19, 2002                        Marguerite B. Humphrey

                              PERFORMANCE GRAPH


                     HOW   The chart on the following page compares
          METROPOLITAN'S   Metropolitan's common shares with (a) the Nasdaq
             SHARES HAVE   Market Index and (b) a selected peer group
               PERFORMED   published by Media General Financial Services,
                 AGAINST   Richmond, Virginia ("MG Peer Group"), which
          THE MARKET AND   includes 324 publicly held savings and loan
               ITS PEERS   association located in the United States. The
                           chart assumes an investment of $100 on January
                           1, 1997, in the common shares of Metropolitan, the Nasdaq Market Index and the stocks in the selected peer group. The overall performance assumes dividend reinvestment throughout the period.




                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                       AMONG METROPOLITAN FINANCIAL CORP.,
                     NASDAQ MARKET INDEX AND MG GROUP INDEX


                        METROPOLITAN
Measurement Period       FINANCIAL         MG PEER                NASDAQ MARKET
(Fiscal Year Covered)      CORP.            GROUP                     INDEX
12/31/96                   100.0             100.0                      100.0
12/31/97                  281.82            168.14                     122.32
12/31/98                  210.02            147.39                     172.52
12/31/99                   90.01            118.49                     304.29
12/31/00                   47.50            192.07                     191.25
12/31/01                   61.01            204.19                     152.46

                    ASSUMES $100 INVESTED ON JAN. 1, 1997
                         ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING DEC. 31, 2001

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION


              SUMMARY OF   The following table sets forth certain
            COMPENSATION   information with respect to
                           compensation provided by Metropolitan
                           and its subsidiaries during the years
                           ended December 31, 2001, 2000 and 1999,
                           to its chief executive officer and
                           Metropolitan's other executive officers
                           whose annual salary and bonus exceed
                           $100,000.





                          SUMMARY COMPENSATION TABLE

                                          FISCAL YEAR
                     NAME AND                ENDED                                         ALL OTHER
                PRINCIPAL POSITION        DECEMBER 31        SALARY       BONUS (4)     COMPENSATION (5)
                ------------------        -----------        ------      ----------     ----------------
                Robert M. Kaye              2001            $485,558       $30,000             $5,523
                Chairman of the             2000             474,994             -              5,598
                Board and Chief             1999             461,330             -              6,368
                Executive Officer

                Kenneth T. Koehler          2001             299,245        70,000              6,638
                President, Chief            2000             260,000        86,350              4,621
                Operating Officer,          1999 (1)         219,917        60,000             41,318
                Assistant Secretary and
                Assistant Treasurer

                Donald F. Smith             2001             209,615        12,500              5,815
                Executive Vice              2000 (2)         196,154        46,350                887
                President, Chief            1999              -                  -                  -
                Financial Officer and
                Assistant Secretary

                Leonard D. Kichler          2001            188,654         22,500              1,092
                Executive Vice President-   2000 (3)         77,404         31,500                337
                Relationship Banking of     1999              -                  -                  -
                the Bank


------------------------------------------------------------------------------

(1)      Mr. Koehler did not join the Bank until January 18, 1999.

(2)      Mr. Smith did not join the Bank until January 1, 2000.

(3)      Mr. Kichler did not join the Bank until July 17, 2000.

(4) With the exception of Mr. Kaye's 2001 bonus and $1,350 of the 2000 bonuses for Messrs. Koehler and Smith, bonuses are paid in the first quarter of the following year.

(5) Includes the following amounts paid for 2001 for term life insurance and the Bank's contributions to the Metropolitan Bank and Trust Company 401(k) Plan: Kaye ($1,498 and $4,025); Koehler ($1,734 and $4,094); Smith ($1,203 and $4,612) and Kichler ($1,092 and $0). Mr.
         Kichler was not eligible to participate in the 401(k) plan for 2000. The total amount shown for all other compensation in 1999 for Mr. Koehler included a one-time reimbursement of $40,569 for moving and relocation expenses.

OPTION GRANTS

            STOCK OPTIONS  The following table provides information
                           regarding grants of options made during
                           the year ended December 31, 2001, to each of the executive officers named in the Summary Compensation Table.



                    OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED ANNUAL RATES OF
                                                                                            STOCK PRICE APPRECIATION FOR
                                                        INDIVIDUAL GRANTS                     TEN YEAR OPTION TERM
                            --------------------------------------------------------------- ------------------------------
                            NUMBER OF        % OF TOTAL
                            SECURITIES       OPTIONS
                            UNDERLYING       GRANTED TO
                            OPTIONS          EMPLOYEES IN   EXERCISE OR
                            GRANTED          FISCAL         BASE PRICE
NAME                        (#)(1)           YEAR(2)        ($/SHARE)      EXPIRATION DATE       5%               10%
--------------------------  ------------------------------- -------------- ---------------- --------------   -------------
Robert M. Kaye                   20,000         19.70%         $3.881        01/24/2011        $48,780         $123,780

Kenneth T. Koehler               20,000         19.70%         $3.688        01/24/2011        $46,440         $117,640

Donald F. Smith                  10,000          9.85%         $3.688        01/24/2011        $23,220          $58,820

Leonard D. Kichler               10,000          9.85%         $3.688        01/24/2011        $23,220          $58,820


--------------------------------------------------------------------------------------------------------------------------
INCREASE IN VALUE TO ALL COMMON SHAREHOLDERS (3)                                           $18,876,383      $47,816,919


---------------------------

(1) These options vest 50% on the third anniversary, 25% on the fourth anniversary and 25% on the fifth anniversary from the date of grant.

(2)   Represents grants of incentive stock options.

(3) Calculated for the total number of shares outstanding on December 31, 2001 (8,129,364), at a per share price for the $3.688 ($3.881 for Mr.
      Kaye) base price options of $6.01 ($6.32 for Mr. Kaye) for 5% annual 10-year price appreciation, and at a per share price of $12.68 for 10% annual 10-year price appreciation.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                           Under the securities laws of the United States, Metropolitan's directors and certain officers are required to report their ownership and changes in ownership of Common Shares to the Securities and Exchange Commission (the "SEC") and NASDAQ. The SEC has established certain due dates for these reports. Based on a review of the copies of such forms furnished to Metropolitan in accordance with SEC regulations, and certain representations received by it, Metropolitan believes that, except as noted below, there were no late filings during 2001. Mr. Mattia filed a late Form 4 for June (two trades) 2000 and Ms. Carlson filed late Forms 4 for March (three trades) and May 2000.

      EMPLOYMENT CONTRACT  Mr. Koehler and the Bank are parties to a severance agreement that provides in the relevant part that if Mr. Koehler is terminated other than for cause, in exchange for the delivery by Mr. Koehler of a resignation and an executed release agreement acceptable to the Bank, he will receive a severance payment equal to 12 months of his then-current base salary. The agreement also provides that Mr. Koehler is not entitled to any severance amounts should the Chairman request his resignation for cause or if he resigns without being requested to do so by the Chairman.


                          METROPOLITAN SHARE OWNERSHIP

            DIRECTORS AND The following tables list, as of February 28, 2002, EXECUTIVE OFFICERS information about Metropolitan's common shares beneficially owned by current directors of and nominees for director of Metropolitan, executive officers included in the Summary Compensation Table, and all directors, nominees for director and executive officers of Metropolitan and the Bank as a group. Except as otherwise noted, each beneficial owner listed has sole investment and voting power with respect to the common shares indicated.


                                                               AMOUNT AND NATURE OF BENEFICIAL
     NAME OF INDIVIDUAL OR PERSONS IN GROUP                               OWNERSHIP                  PERCENT OF CLASS
     --------------------------------------                               ---------                  ----------------
     Robert M. Kaye                                                    6,078,296.11(1)                    74.72%
     Malvin E. Bank                                                       86,697.67(2)                     1.07%
     Robert R. Broadbent                                                  32,304.65(3)                      *
     Marjorie M. Carlson                                                  36,855.72(4)                      *
     Lois K. Goodman                                                      18,700.00(5)                      *
     Marguerite B. Humphrey                                               11,000.00                         *
     James A. Karman                                                       5,500.00                         *
     Ralph D. Ketchum                                                     33,000.00(6)                      *
     Kenneth T. Koehler                                                    4,603.31(7)                      *
     Alfonse M. Mattia                                                    92,245.20(8)                    1.13%
     David P. Miller                                                      51,413.32(9)                      *
     Donald F. Smith                                                       4,883.31(10)                     *
     Leonard D. Kichler                                                    1,478.47(11)                     *

     All directors and executive officers as a group
     (13 persons)                                                      6,456,977.76                       79.38%


     -------------------------------------------------------

  (1) Total includes 6,600 common shares held by Mr. Kaye as trustee with sole investment and voting power and 36,983.91 and 7,315.20 common shares held indirectly under the Metropolitan Bank and Trust Company 401(k) Plan ("401(k) Plan") and the Metropolitan Financial Corp. Stock Purchase Plan ("Stock Purchase Plan"), respectively.

  (2) Total includes 81,920 common shares held by Mr. Bank as trustee with sole investment and voting power and 4,757.67 common shares held indirectly under the Stock Purchase Plan.

  (3) Total includes 6,500 common shares held by the Broadbent Family Foundation, of which Mr. Broadbent is Chairman and 2,304.65 common shares held indirectly by him under the Stock Purchase Plan.

  (4) Total includes 2,655.72 common shares held indirectly by Ms. Carlson under the Stock Purchase Plan.

  (5) Total includes 11,000 common shares held by Ms. Goodman's spouse, as to which Ms. Goodman disclaims beneficial ownership.

  (6) Total includes 7,700 common shares held by Mr. Ketchum's spouse, as to which Mr. Ketchum disclaims beneficial ownership.

  (7) Includes 3,603.31 common shares held indirectly by Mr. Koehler under the Stock Purchase Plan.

  (8) Total includes 48,510 common shares held by Mr. Mattia as trustee; 2,540 common shares held by Mr. Mattia's spouse, as to which Mr. Mattia disclaims beneficial ownership; and 3,070.20 common shares held indirectly under the Stock Purchase Plan.

  (9) Total includes 1,407.32 common shares held indirectly by Mr. Miller under the Stock Purchase Plan.

  (10) Total includes 3,883.31 common shares held indirectly by Mr. Smith under the Stock Purchase Plan.

  (11) Total includes 978.47 common shares held indirectly by Mr. Kichler under the Stock Purchase Plan.


  *       Represents less than 1% of Metropolitan's outstanding common shares.


       CERTAIN BENEFICIAL  Except as set forth below, no person was known to
                   OWNERS Metropolitan on March 11, 2002 to own beneficially within the meaning of the regulations of the Securities and Exchange Commission, more than 5% of Metropolitan's outstanding common shares.



NAME AND ADDRESS                                    AMOUNT AND NATURE
OF BENEFICIAL OWNER                              OF BENEFICIAL OWNERSHIP                     PERCENT OF CLASS
-------------------                              ----------------------                      ----------------
Robert M. Kaye                                       6,078,296.11                                 74.72%
22901 Millcreek Boulevard
Highland Hills, OH  44122


---------------------------

         CHANGE IN CONTROL  Metropolitan has a term loan with a commercial bank that matures on December 31, 2002 ("Commercial Bank Agreement"). As collateral for the Commercial Bank Agreement, Mr. Kaye pledged a portion of his common shares in an amount at least equal in value to 200% of any outstanding balance. At March 1, 2002, the outstanding balance under the Commercial Bank Agreement was $5.0 million.



                                  PROPOSAL 2


             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

             RATIFICATION  Upon the recommendation of its Audit
           OF THE BOARD'S  Committee, the Board has selected Crowe,
                SELECTION  Chizek  and Company LLP as Metropolitan's
                           independent auditors for the fiscal year ending December 31, 2002, to audit the books and accounts of Metropolitan for that year, subject to ratification of the selection by the shareholders at the 2002 Annual Meeting. Crowe, Chizek and Company LLP has been the independent auditors of Metropolitan since 1991.

                           Representatives of Crowe, Chizek and Company LLP are expected to be present at the 2002 Annual Meeting and to be available to respond to appropriate questions. Their representatives will also be provided an opportunity to make a statement, if they desire to do so.

                           Although shareholder approval of this appointment is not required by law or binding on the Board, the Board believes that shareholders should be given the opportunity to express their views. If the shareholders do not ratify the appointment of Crowe, Chizek and Company LLP as Metropolitan's independent auditors, the Board will consider this vote in determining whether to continue the engagement of Crowe, Chizek and Company LLP.

               AUDIT FEES  The aggregate fees billed to Metropolitan by Crowe,
                           Chizek and Company LLP for professional services rendered for the audit of Metropolitan's financial statements for the year ended December 31, 2001 and for reviews of financial statements included in Metropolitan's Forms 10-Q for the 2001 fiscal year totaled $98,100.

                FINANCIAL  There were no services rendered and, therefore, no
              INFORMATION fees billed, to Metropolitan by Crowe, Chizek and SYSTEMS DESIGN AND Company LLP for professional services rendered by
           IMPLEMENTATION  it during 2001 related to financial information
                     FEES system design and implementation services as described in paragraph (c)(4)(ii) of rule 2-01 of SEC Regulation S-X.


           ALL OTHER FEES  The aggregate fees billed to Metropolitan by Crowe,
                           Chizek and Company LLP during 2001 for all other services than included in the above amounts totaled $329,393, the majority of which was related to a general ledger reconciliation project related to a computer system conversion and the filing of a Form S-2 related to the pending stock rights and community/public offerings.

          AUDIT COMMITTEE  The Audit Committee considered whether the provision
           REVIEW OF NON-  of services covered in the amounts charged during
               AUDIT FEES  2001 by Crowe, Chizek and Company LLP for financial information systems design and implementation and all other fees impaired Crowe, Chizek and Company LLP's independence was compatible with maintaining of Crowe, Chizek and Company LLP's independence. After reviewing and considering this matter, the Audit Committee determined that the provision of those services was compatible with maintaining the appropriate level of independence.

                  BOARD'S THE BOARD UNANIMOUSLY RECOMMENDS RATIFICATION OF RECOMMENDATION THE SELECTION OF CROWE, CHIZEK AND COMPANY LLP AS
                           INDEPENDENT AUDITORS FOR METROPOLITAN FINANCIAL CORP. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                                   GENERAL

2003 SHAREHOLDER PROPOSALS

                PROPOSALS  Any shareholder of Metropolitan wishing to have a
                  MUST BE  proposal considered for inclusion in
                   TIMELY  Metropolitan's 2003 proxy solicitation materials
                SUBMITTED must set forth such proposal in writing and file ACCORDING it with the Secretary of Metropolitan on or before
        TO METROPOLITAN'S  November 22, 2002. Shareholder proposals submitted
              REGULATIONS  after that date are considered untimely and not eligible to be submitted to shareholders for their approval or adoption according to Metropolitan's Regulations. In addition, Metropolitan's proxies for its 2003 annual meeting of shareholders will confer discretionary authority on persons named in the proxies to vote on any matter for which Metropolitan does not receive written notice by November 22, 2002.

VOTING PROCEDURES / REVOKING YOUR PROXY

                  GENERAL  In order for action to be taken at the 2002 Annual
              INFORMATION  Meeting, a quorum must exist. A  quorum exists if at least a majority of the total shares outstanding and entitled to vote is either present or represented by proxy at the Annual Meeting. Regarding Proposal 1, Election of Directors to the Class of 2005, directors will be elected if they receive a plurality (i.e., the greatest number) of the votes cast by shares present and voting in person or by proxy. Passage of Proposal 2, Ratification of Metropolitan's Independent Auditors for 2001, will occur with at least a majority vote. Unless a broker's authority to vote on a particular matter is limited, abstentions and broker non-votes are counted in determining the votes present at a meeting. Consequently, an abstention or a broker non-vote has the same effect as a vote against a proposal, as each abstention or broker non-vote would be one less vote in favor of a proposal.

                   VOTING  Your shares of Common Stock will be voted in
                     YOUR  accordance with the instructions you  place on the
                    PROXY  proxy card. If no instructions are given on the proxy
                     CARD  card, your shares will be voted for the election as
                           directors of the nominees named in this Proxy
                           Statement and ratifying the appointment of Crowe, Chizek and Company LLP as independent auditors for the fiscal year ending December 31, 2002. The proxy also grants the proxy holders the power to vote on all matters permitted under Rule 14a-4 of the General Rules and Regulations under the Securities Act of 1934 including, but not limited to all matters: 1) that may come before the 2002 Annual Meeting for which Metropolitan did not have notice of prior to November 27, 2001; 2) relating to the approval of prior meeting minutes; and 3) incident to the conduct of the meeting. The Board of Directors knows of no other matters which will be presented at the 2002 Annual Meeting. However, if other matters properly come before the 2002 Annual Meeting or any adjournment, the person or persons named in the proxy cards will vote on those matters in accordance with their best judgment.

                REVOKING   Proxies may be revoked at any time before it is
                    YOUR   voted if you:
                   PROXY
                           -   deliver  a signed, written revocation letter,
                               dated later than the proxy, to Malvin E. Bank, Secretary, Metropolitan Financial Corp., 22901 Millcreek Boulevard, Highland Hills, Ohio 44122; or

                           - by delivering a signed proxy, dated later than the first one, to Fifth-Third Bancorp, Mail Drop No. MD10AT60, 38 Fountain Square Plaza, Cincinnati, OH 45263; or

                           - by attending the Annual Meeting and giving notice of your revocation in open meeting.


                           Shareholders may only nominate a person for election as a director of Metropolitan at a meeting of shareholders if the nominating shareholder has strictly complied with the applicable notice and procedural requirements set forth in the Regulations, including, without limitation, timely providing to the Secretary of Metropolitan the requisite notice of the proposed nominee(s) containing all the information specified by the Regulations. Metropolitan will provide to any shareholder, without charge, a copy of the applicable procedures governing nomination of directors set forth in the Regulations upon request made to the Secretary of Metropolitan.

                           Metropolitan will bear the expense of preparing, printing and mailing this Proxy Statement. In addition to solicitation by mail, personnel of Metropolitan and its subsidiaries may solicit the return of proxies in person, by telephone or through other forms of communication. Metropolitan personnel who participate in this solicitation will not receive any additional compensation for such solicitation. Metropolitan will request brokers, banks and other custodians, nominees and fiduciaries to send proxy material to beneficial owners and will, upon request, reimburse them for their expense in so doing.


                                           By Order of the Board of Directors



                                           MALVIN E. BANK
                                           Secretary
March 22, 2002

                      [METROPOLITAN FINANCIAL CORP. LOGO]

           R.S ROWE & Company, Inc.; JOB NO. 10568; PROOF OF 03-14-02
   [ICON] (781)849-9700; (212)926-2444; (800)324-6202; FAX NO. (781)849-9740
                      EMAIL ADDRESS: RSROWE@INTERSERV.COM
                            PM6\5TH-3RD\METROPO-PRX





                          METROPOLITAN FINANCIAL CORP.
                            22901 MILLCREEK BOULEVARD
                           HIGHLAND HILLS, OHIO 44122



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Robert M. Kaye, Kenneth T. Koehler and Malvin E. Bank and each of them, with FULL power of substitution, as proxies to vote, as designated below, FOR and in the name of the undersigned all shares of common stock of Metropolitan Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of said CORPORATION scheduled to be held Tuesday, April 23, 2002 at 9:00 a.m. at the offices of said CORPORATION, 22901 Millcreek Boulevard, Highland Hills, Ohio, 44122 or at any postponement or adjournment thereof.


    The Board of Directors recommends a FOR vote on the election of Directors, and the proposal to ratify the appointment of Crowe, Chizek and Company LLP. Please mark an X in one box under each item.


1. ELECTION of three directors to Class of 2005:     [ ]  FOR ALL NOMINEES         [ ] WITHHOLD AUTHORITY TO VOTE FOR
                                                          LISTED BELOW.                ALL NOMINEES LISTED BELOW


  CLASS OF 2005 DIRECTORS--MALVIN E. BANK, ROBERT M. KAYE AND DAVID P. MILLER

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE BELOW:


--------------------------------------------------------------------------------

2. Proposal to approve the appointment of Crowe, Chizek and Company LLP as independent auditors of the Corporation for the fiscal year ending December 31, 2002.


            [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

METROPOLITAN FINANCIAL CORP.
C/O CORPORATE TRUST SERVICES
MAIL DROP 10AT66--4129
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OH  45202



                        NAME APPEARS







                              FOLD AND DETACH HERE
------------------------------------------------------------------------------

In their discretion, the PROXIES are authorized to vote upon such other business as may properly come before the meeting and as described in the Company's Proxy
                                   Statement.

  This PROXY when executed will be voted in the manner directed hereon by the undersigned SHAREHOLDER(S).

    If no direction is made, the Proxy will be voted FOR Proposals 1 and 2.

                     ALL FORMER PROXIES ARE HEREBY REVOKED.


                                     Dated:_________________________, 2002

                                     ______________________________________
                                        (Signature of Shareholder)

  NAME APPEARS                       ______________________________________
                                        (Signature of Shareholder)

                                    (Please sign exactly as your names appear opposite. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.)